Exhibit 10.1

AMENDMENT TO LETTER AGREEMENT AND TERM SHEET

This AMENDMENT TO LETTER AGREEMENT AND TERM SHEET, dated as of January 14, 2019 (the “Amendment”), is entered into by and between Och-Ziff Capital Management Group LLC, a Delaware limited liability company (the “Company”), and Daniel S. Och (“DSO”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Company, OZ Management LP, OZ Advisors LP, OZ Advisors II LP, Och-Ziff Holding Corporation, Och-Ziff Holding LLC and DSO are parties to that certain letter agreement, dated as of December 5, 2018 (the “Letter Agreement,” together with the term sheet attached thereto (the “Term Sheet”), the “Agreement”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in the Agreement and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    The “Definitive Documentation” section of the Term Sheet is hereby amended by replacing the words “January 15, 2019” with “January 31, 2019.”

2.    This Amendment shall only serve to amend and modify the Agreement, in accordance with Section 11 of the Agreement, to the extent specifically provided herein. All terms, conditions, provisions and references of and to the Agreement which are not specifically modified and/or amended herein shall remain in full force and effect and shall not be altered by any provisions herein contained. On and after the date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment; provided that references to “the date of this Agreement” and other similar references in the Agreement shall continue to refer to the date of the Agreement and not to the date of this Amendment.

3.    This Amendment shall be subject to the general provisions contained in Sections 4-15 of the Letter Agreement, which are incorporated by reference herein, in each case, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

DSO:

/s/ Daniel S. Och
Daniel S. Och

THE COMPANY:
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

By:	/s/ Robert Shafir
Name:	Robert Shafir
Title:	Chief Executive Officer

[Signature Page to the Amendment to Letter Agreement and Term Sheet]